SECOND AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into as of August 30, 2017 by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), as the US Term Note Borrower, Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”), Elevate Credit, Inc., a Delaware corporation, as the US Convertible Term Note Borrower (“Elevate Credit Parent” or the “US Convertible Term Note Borrower”; the US Term Note Borrower, the UK Borrower, the US Last Out Term Note Borrower and the US Convertible Term Note Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto (such Guarantors, collectively with the Borrowers, the “Credit Parties”), and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement described below.
WHEREAS, the Credit Parties, the Lenders and the Agent are parties to that certain Third Amended and Restated Financing Agreement dated as of February 1, 2017 (as amended by that certain Acknowledgment of Partial Prepayment of US Convertible Term Notes and First Amendment to Third Amended and Restated Financing Agreement dated May 23, 2017 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and
WHEREAS, the Credit Parties and the Agent desire to amend certain provisions of the Financing Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Financing Agreement. Subject to the terms and conditions of this Amendment, including the satisfaction of the conditions precedent set forth in Section 2 hereof, the Financing Agreement is amended as follows:
(a)The parties hereto hereby agree that (i) the aggregate outstanding principal balance of the Fourth Tranche US Last Out Term Notes on the date hereof is $25,000,000 and (ii) the aggregate outstanding principal balance of the US Convertible Term Notes on the date hereof is $10,050,000 (the “Existing US Convertible Term Notes”). Notwithstanding anything in the Credit Agreement or any other Transaction Document to the contrary, effective as of January 30, 2018 (the “Note Conversion Date”), the aggregate outstanding principal balance of the Existing US Convertible Term Notes on such date shall be converted to, and constitute a part of the “Fourth Tranche US Last Out Term Notes” for all purposes under the Financing Agreement and the other Transaction Documents (the “Note Conversion” and such converted US Convertible Term Notes, the “Converted Fourth Tranche US Last Out Term Notes”), and after giving effect to the Note Conversion the aggregate outstanding principal balance of the Fourth Tranche US Last Out Term Notes on the Note Conversion Date shall be increased by the aggregate outstanding principal balance of the Existing US Convertible Term Notes on the Note Conversion Date and, for the avoidance of doubt, the aggregate outstanding principal balance of the US Convertible Term Notes on the Note Conversion Date shall be $0.00; provided, that notwithstanding the forgoing to the contrary, the Borrowers shall pay the Exit Premium (pro-rated for the outstanding principal balance of the Existing US Convertible Term Notes as of the Note Conversion Date prior to giving effect to the Note Conversion, it being agreed and understood that

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based on the outstanding principal balance of the Existing US Convertible Term Notes as of the date hereof, the amount of such pro-rated Exit Premium would be $2,010,000) in respect of the Existing US Convertible Term Notes to Agent on the Note Conversion Date. Without limiting the generality of the foregoing, after giving effect to the Note Conversion the Converted Fourth Tranche US Last Out Term Notes shall (i) constitute Obligations under the Transaction Documents and have all of the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Fourth Tranche US Last Out Term Notes under the Financing Agreement and the other Transaction Documents, (iii) be secured by the Liens granted to the Agent under any Transaction Document, (iv) be evidenced by Fourth Tranche US Last Out Term Notes and (v) bear interest at rates and have all other terms otherwise applicable to the Fourth Tranche US Last Out Term Notes under the Financing Agreement. After giving effect to the Note Conversion all references to the “Fourth Tranche US Last Out Term Notes” contained in the Financing Agreement or the other Transaction Documents shall be deemed to refer to the Fourth Tranche US Last Out Term Notes (including, but not limited to, the Converted Fourth Tranche US Last Out Term Notes). Each Borrower hereby (x) represents, agrees and reaffirms that, to its knowledge, it has no defense, set off, claim or counterclaim against the Agent and the Lenders and the Holders with regard to its Obligations in respect of the Fourth Tranche US Last Out Term Notes (including, without limitation, the Converted Fourth Tranche US Last Out Term Notes) based in whole or in part upon facts, circumstances, actions or events existing on or prior to the Second Amendment Effective Date and (y) reaffirms its obligation to repay the Fourth Tranche US Last Out Term Notes (including, without limitation, the Converted Fourth Tranche US Last Out Term Notes) in accordance with the terms and provisions of the Financing Agreement and the other Transaction Documents.
(b)Section 1.1 of the Financing Agreement is hereby amended by, as applicable, (i) adding the following definitions thereto in appropriate alphabetical order or (ii) restating the applicable definitions therein in their entirety as set forth below:
“Commitments” means, collectively, each of the US Term Note Commitments, the UK Term Note Commitments (USD), the UK Term Note Commitments (GBP), the US Last Out Term Note Commitments, the Fourth Tranche US Last Out Term Note Commitments and the US Convertible Term Note Commitments.
“Current Consumer Loan” means, as of any date of determination, a Consumer Loan that is subject to a first priority Lien in favor of Agent and which does not have a principal payment that is greater than sixty (60) days past due (based on the original contractual payment schedule or terms therefor) on such date.
“Current Fourth Tranche US Last Out Term Note Interest Rate” means (x) on or prior to January 30, 2018, a rate equal to the greater of (a) eighteen percent (18%) per annum and (b) the sum of (i) the Base Rate (but not less than one percent (1%) per annum) plus (ii) seventeen percent (17%) per annum and (y) after January 30, 2018, a rate equal to the sum of (a) the Base Rate (but not less than one percent (1%) per annum) plus (b) thirteen percent (13%) per annum.
“Current UK Exchange Rate” means, as of any date of determination, (i) in the case of a conversion of UK Term Notes (USD) to UK Term Notes (GBP), the then prevailing exchange rate in effect on such date of determination to convert any amount denominated in Dollars into an amount denominated in Pounds Sterling, as determined by Agent in accordance with Section 1.6 hereof and (ii) in the case of a conversion of UK Term Notes (GBP) to UK Term Notes (USD), the then prevailing exchange rate in effect on such date of determination to convert any amount denominated in Pounds Sterling into an amount denominated in Dollars, as determined by Agent in accordance with Section 1.6 hereof.
“Current UK Interest Rate” means (i) on or prior to January 30, 2018, a rate equal to the sum of (a) the Base Rate plus (b) sixteen percent (16%) per annum and (ii) after January 30, 2018, a rate equal to the sum of (a) the Base Rate plus (b) fourteen percent (14%) per annum.

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“First Out Notes” means collectively, the UK Term Notes and the US Term Notes.
“Maturity Date” means the earlier of (a) (i) solely with respect to the US Term Notes, February 1, 2021; provided, that notwithstanding the foregoing to the contrary, the “Maturity Date” shall be deemed to be “August 13, 2018” solely for purposes of any US Term Notes held by VPC Investor Fund A, L.P.; provided, further, that notwithstanding the immediately preceding proviso to the contrary, in the event the Agent is able to (it being agreed that Agent shall have no obligation to) syndicate the US Term Notes held by VPC Investor Fund A, L.P. to one or more third-party lenders or holders, or arrange for one or more third party lenders or holders to acquire such US Term Notes, as the case may be, on or prior to August 13, 2018, the Maturity Date for such US Term Notes as issued to and held by such third-party lenders and/or holders shall be automatically extended to have the same “Maturity Date” as the other US Term Notes (i.e. February 1, 2021) and such third-party lenders and/or holders by their acquisition and acceptance of such US Term Notes from VPC Investor Fund A, L.P. shall be deemed to have consented to such extension, (ii) solely with respect to the UK Term Notes and Fourth Tranche US Last Out Term Notes, February 1, 2021 and (iii) solely with respect to the other Notes, January 30, 2018; and (b) such earlier date as the unpaid principal balance of all outstanding Notes becomes due and payable pursuant to the terms of this Agreement and the Notes.
“Maximum UK Term Note Commitment (GBP)” means £10,000,000 denominated in Pounds Sterling.
“Maximum UK Term Note Commitment (USD)” means $35,000,000 denominated in Dollars.
“Pounds Sterling” or “£” means the lawful money of the United Kingdom.
“Prepayment Premium” means the premium to be paid in connection with certain prepayments of the Notes (other than US Convertible Term Notes which, for purposes of clarification, may not be prepaid prior to the Maturity Date in respect thereof, but shall be subject to the Exit Premium) pursuant to this Agreement, including pursuant to Section 2.3(a) and Section 2.3(b), but specifically excluding any mandatory prepayment pursuant to Sections 2.3(b)(ii), 2.3(b)(v), 2.3(b)(vi) or 2.3(b)(vii) (solely to the extent such excess required to be applied as a prepayment relates to a prepayment under Sections 2.3(b)(ii), 2.3(b)(v) or 2.3(b)(vi)). Other than in respect of the US Term Notes and Fourth Tranche US Last Out Term Notes (for which such prepayment premiums are set forth below) and the US Convertible Term Notes (which, for purposes of clarification, may not be prepaid prior to the Maturity Date in respect thereof), such prepayment premium shall be equal to, with respect to such prepayment to be made or made during any period set forth in the table below, the percentage set forth beside such period in such table of the aggregate principal amount of such Notes then prepaid or required to be prepaid:

Prepayment Premium Table for all Notes (other than US Term Notes, UK Term Notes and Fourth Tranche US Last Out Term Notes)
Period	Prepayment Premium
After June 30, 2015 through and including December 31, 2016	1.0%
Thereafter	None

Solely in respect of the US Term Notes, such prepayment premium shall be equal to, with respect to such prepayment to be made or made during any period set forth in the table below, the percentage set forth beside such period in such table of the aggregate principal amount of such Notes then prepaid or required to be prepaid (for the avoidance of doubt, it is agreed and understood that no prepayment premium shall be required with respect to the repayment in full of the US Term Notes held by VPC Investor Fund A, L.P. on the applicable

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Maturity Date therefor pursuant to, and in accordance with, the first proviso to clause (a)(i) of the definition of Maturity Date):

Prepayment Premium Table for all US Term Notes
Period	Prepayment Premium
After Third Restatement Closing Date through and including February 1, 2018	10.0%
After February 1, 2018 through and including February 1, 2019	5.0%
After February 1, 2019 through and including February 1, 2020	3.0%
Thereafter	1.0%

Solely in respect of the UK Term Notes, such prepayment premium shall be equal to, with respect to such prepayment to be made or made during any period set forth in the table below, the percentage set forth beside such period in such table of the aggregate principal amount of such Notes then prepaid or required to be prepaid (for the avoidance of doubt, it is agreed and understood that no prepayment premium shall be required with respect to the repayment in full of the UK Term Notes held by VPC Investor Fund A, L.P. on the applicable Maturity Date therefor pursuant to, and in accordance with, the first proviso to clause (a)(ii) of the definition of Maturity Date):

Prepayment Premium Table for all UK Term Notes
Period	Prepayment Premium
After Second Amendment Effective Date through and including February 1, 2018	10.0%
After February 1, 2018 through and including February 1, 2019	5.0%
After February 1, 2019 through and including February 1, 2020	3.0%
Thereafter	1.0%

Solely in respect of the Fourth Tranche US Last Out Term Notes, (a) with respect to any prepayment of the Fourth Tranche US Last Out Term Notes prior to January 30, 2018, such prepayment premium shall be equal to the Yield Maintenance Premium and (b) with respect to any prepayment of the Fourth Tranche US Last Out Term Notes (including, for the avoidance of doubt, any Converted Fourth Tranche US Last Out Term Notes) on or after January 30, 2018, such prepayment premium in respect of the Fourth Tranche US Last Out Term Notes shall thereafter be equal to the applicable percentage set forth beside the applicable period in the table below of the aggregate principal amount of such Fourth Tranche US Last Out Term Notes then prepaid or required to be prepaid:

Prepayment Premium Table for all Fourth Tranche US Last Out Term Notes
Period	Prepayment Premium
February 1, 2018 through and including February 1, 2019	10.0%
After February 1, 2019 through and including February 1, 2020	5.0%
February 1, 2020 through February 1, 2021	3.0%

“Second Amendment” means that certain Second Amendment dated the Second Amendment Effective Date by and among the Credit Parties and Agent.
“Second Amendment Effective Date” means August 30, 2017.

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“Second Amendment Effective Date UK Exchange Rate” means the exchange rate to convert any amount denominated in Pounds Sterling into Dollars, as in effect on the Second Amendment Effective Date, which exchange rate for the avoidance of doubt is 1.285.
“UK Term Note Commitment (GBP)” has the meaning set forth in Section 2.1(b).
“UK Term Note Commitment (USD)” has the meaning set forth in Section 2.1(b).
“UK Term Notes” means each UK Term Note (USD) and each UK Term Note (GBP), and shall include each such UK Term Note (USD) or UK Term Note (GBP) delivered pursuant to any provision of this Agreement and each such UK Term Note (USD) or UK Term Note (GBP) delivered in substitution or exchange for, or otherwise in respect of, any other UK Term Note pursuant to any such provision.
“UK Term Notes (GBP)” has the meaning set forth in Section 2.1(b).
“UK Term Notes (USD)” has the meaning set forth in Section 2.1(b).
(c)Section 2.1(b) of the Financing Agreement is hereby amended by restating it in its entirety as follows:
“(b) UK Term Notes. The UK Borrower previously authorized and issued to the Lenders on the Original Restatement Closing Date senior secured term notes denominated in Dollars in the aggregate principal amount of the Maximum UK Commitment, dated the date of issue thereof, maturing on the Maturity Date (as defined prior to the effectiveness of the Second Amendment), bearing interest as provided in Section 2.2 below and in the form of Exhibit A-2 to the Original Financing Agreement and Exhibit A-2 hereto. A portion of the Maximum UK Commitment under the UK Term Notes was previously advanced to the UK Borrower by the Lenders under the Original Financing Agreement or Second Amended and Restated Financing Agreement, as applicable, as is set forth opposite such Lender’s name in column four (4) of Section 2 (UK Term Notes) of the Schedule of Lenders attached hereto. The UK Borrower acknowledges and agrees that, as of the Second Amendment Effective Date, immediately prior to giving effect to the transactions contemplated by the Second Amendment, the aggregate outstanding principal balance of the UK Term Notes is $22,800,000 (collectively, the “Existing UK Term Notes”). The UK Borrower hereby (a) represents, warrants, agrees, covenants and reaffirms that it has no defense, set off, claim or counterclaim against the Agent, the Holders or the Lenders with regard to its Obligations under the UK Term Notes arising prior to the Second Amendment Effective Date and (b) reaffirms its obligation to repay the UK Term Notes in accordance with the terms and provisions of this Agreement and the other Transaction Documents. For purposes of clarification, the entire outstanding principal balance of the Existing UK Term Notes as of the Second Amendment Effective Date shall be deemed to constitute a portion of the outstanding principal balance of the UK Term Notes from and after the Second Amendment Effective Date, without constituting a novation. Effective as of the Second Amendment Effective Date, (a) $15,800,000 of the outstanding principal balance of the Existing UK Term Notes as of the Second Amendment Effective Date shall be converted into, and shall be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (USD) denominated in Dollars from and after the Second Amendment Effective Date, which US Term Notes (USD) shall be dated the date of issue thereof, shall mature on the Maturity Date, shall bear interest as provided in Section 2.2 below and shall be in the form of Exhibit A-2(a) to this Agreement (the “UK Term Notes (USD)”), and (b) the remaining $7,000,000 of the outstanding principal balance of the Existing UK Term Notes as of the Second Amendment Effective Date shall be converted into (at the Second Amendment Effective Date UK

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Exchange Rate), and shall be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (GBP) denominated in Pounds Sterling from and after the Second Amendment Effective Date, which UK Term Notes (GBP) shall be dated the date of issue thereof, shall mature on the Maturity Date, shall bear interest as provided in Section 2.2 below and shall be in the form of Exhibit A-2(b) to this Agreement (the “UK Term Notes (GBP)”), in each case, without constituting a novation. The commitment of each applicable Lender to fund its pro rata share of draws under the UK Term Notes (USD) as of the Second Amendment Effective Date is set forth opposite such Lender’s name in column three (3) of Section 2(a) (UK Term Notes (USD)) of the Schedule of Lenders attached hereto (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Lender’s “UK Term Note Commitment (USD)”) and the aggregate outstanding principal amount of UK Term Notes (USD) of each applicable Lender immediately after giving effect to the transactions contemplated by the Second Amendment on the Second Amendment Effective Date is set forth opposite such Lender’s name in column four (4) of Section 2(a) (UK Term Notes (USD)) of the Schedule of Lenders attached hereto. The commitment of each applicable Lender to fund its pro rata share of draws under the UK Term Notes (GBP) as of the Second Amendment Effective Date is set forth opposite such Lender’s name in column three (3) of Section 2(b) (US Term Notes (GBP)) of the Schedule of Lenders attached hereto (such amount as it may be reduced or increased from time to time in accordance with this Agreement, being referred to as such Lender’s “UK Term Note Commitment (GBP)”) (provided, that notwithstanding the foregoing to the contrary, at Agent’s election in its sole discretion, the UK Term Note Commitments (GBP) shall be funded in Dollars instead of Pounds Sterling and the applicable UK Term Notes (GBP) issued to the applicable Lenders shall be denominated in either Dollars or Pounds Sterling as elected by the applicable Lender) and the aggregate outstanding principal amount of UK Term Notes (GBP) of each applicable Lender immediately after giving effect to the transactions contemplated by the Second Amendment on the Second Amendment Effective Date is set forth opposite such Lender’s name in column four (4) of Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto. To the extent necessary to give effect to the provisions of the preceding sentence, (x) each Person who is a “Lender” under and as defined in the Financing Agreement prior to giving effect to the Second Amendment (each an “Existing Lender”), severally and not jointly, hereby agrees by their consent to Agent’s execution of the Second Amendment on the Second Amendment Effective Date to sell and to assign to each Lender hereunder that was not a “Lender” under the Financing Agreement prior to giving effect to the Second Amendment (each, a “New Lender”), without recourse, representation or warranty (except as set forth below), and each New Lender, severally and not jointly, hereby purchases and assumes from the Existing Lender, effective upon Agent’s execution of the Second Amendment on the Second Amendment Effective Date on its behalf, a percentage interest in the applicable Commitments in amounts required to give effect to the pro rata shares set forth in column three (3) of Section 2 of the Schedule of Lenders attached to the Second Amendment and (y) each Person who is a “Holder” under and as defined in the Financing Agreement prior to giving effect to the Second Amendment (each an “Existing Holder”), severally and not jointly, hereby agrees by their consent to Agent’s execution of the Second Amendment on the Second Amendment Effective Date to sell and to assign to each Holder hereunder that was not a “Holder” under the Financing Agreement prior to giving effect to the Second Amendment (each, a “New Holder”), without recourse, representation or warranty (except as set forth below), and each New Holder, severally and not jointly, hereby purchases and assumes from the Existing Holder, effective upon Agent’s execution of the Second Amendment on the Second Amendment Effective Date on its behalf, a percentage interest in the applicable UK Term Notes in amounts required to give effect to the pro rata shares set forth in column four (4) of Section 2 of the Schedule of Lenders attached to the Second Amendment. The

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Lenders, severally and not jointly, hereby agree by their consent to Agent’s execution of the Second Amendment on the Second Amendment Effective Date, to effect such inter-Lender transfers in accordance with column three (3) of Section 2 of the Schedule of Lenders attached to the Second Amendment. As a result of such assignments and acceptances, each Existing Lender is absolutely released from any of such obligations, covenants and agreements, to the extent of its assigned shares of the applicable Commitments and the applicable New Lenders hereby assume such obligations, covenants and agreements from such Existing Lenders. The New Lenders and the Existing Lenders shall make all appropriate adjustments in payment for periods prior to the effectiveness of the assignment and acceptance described in this Section 2.1(b) by the Agent or with respect to the making of this assignment directly between themselves. The Holders, severally and not jointly, hereby agree by their consent to Agent’s execution of the Second Amendment on the Second Amendment Effective Date, to effect such inter-Holder transfers in accordance with column four (4) of Section 2 of the Schedule of Lenders attached to the Second Amendment. As a result of such assignments and acceptances, each Existing Holder is absolutely released from any of such obligations, covenants and agreements, to the extent of its assigned shares of the applicable UK Term Notes and the applicable New Holders hereby assume such obligations, covenants and agreements from such Existing Holders. The New Holders and the Existing Holders shall make all appropriate adjustments in payment for periods prior to the effectiveness of the assignment and acceptance described in this Section 2.1(b) by the Agent or with respect to the making of this assignment directly between themselves. The UK Borrower shall repay the outstanding principal balance of the UK Term Notes in full in cash on the Maturity Date, unless accelerated in accordance with Section 10.2 or redeemed or prepaid in accordance with Section 2.3. Future draws under the UK Term Notes (USD) and UK Term Notes (GBP) shall be disbursed as the Borrower Representative shall direct on each borrowing date, upon the submission of such evidence as the Agent shall request to verify the satisfaction of the conditions set forth in Section 5.2 below (including, without limitation, a Borrowing Base Certificate delivered in accordance with Section 5.2(g) prior to such disbursement); provided, however, that, after giving effect to any such draw under the UK Term Notes, the aggregate principal amount of all (i) UK Term Notes (USD) shall not exceed the Maximum UK Term Note Commitment (USD), (ii) UK Term Notes (GBP) shall not exceed the Maximum UK Term Note Commitment (GBP), (iii) UK Term Notes shall not exceed the Maximum UK Commitment and (iv) First Out Notes shall not exceed the Maximum First Out Note Balance. The Borrower Representative shall deliver to the Agent a Notice of Borrowing setting forth each requested draw not later than noon, Chicago time, on (A) the fifteenth (15th) day prior to the proposed borrowing date upon which the UK Borrower desires to make a draw under the UK Term Notes in an amount of $10,000,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof) or less or (B) the thirtieth (30th) day prior to the proposed borrowing date upon which the UK Borrower desires to make a draw under the UK Term Notes in an amount of greater than $10,000,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof), in each case, or such earlier date as shall be agreed to by the applicable Lenders; provided, further, however, that the Borrower Representative on behalf of the UK Borrower shall be entitled to deliver only two (2) Notices of Borrowing during each calendar month. Each Notice of Borrowing required hereunder (i) shall be irrevocable, (ii) shall specify whether the proposed draw shall be under the UK Term Notes (USD) or the UK Term Notes (GBP), (iii) the amount of the proposed draw (which shall be in increments of not less than $100,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof)), (iv) shall specify the proposed borrowing date for such proposed draw, which shall be a Permitted Draw Date and (v) shall specify wire transfer instructions in accordance with which such draw under the applicable UK Term Notes shall be funded. Upon receipt of any such Notice of Borrowing, the Agent shall promptly

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notify each applicable Lender thereof and of the amount of such Lender’s pro rata share of the proposed borrowing under the UK Term Notes (determined on the basis of such Lender’s UK Term Note Commitment (USD) relative to the aggregate UK Term Note Commitment (USD) of all Lenders or such Lender’s UK Term Note Commitment (GBP) relative to the aggregate UK Term Note Commitment (GBP) of all Lenders, as the case may be) and, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender holding a UK Term Note Commitment (USD) or UK Term Note Commitment (GBP), as applicable, shall fund its pro rata share of the proposed borrowing under the applicable UK Term Notes on the applicable Permitted Draw Date in immediately available funds in accordance with the terms of such Notice of Borrowing. Notwithstanding anything to the contrary herein, for purposes of clarification, it is hereby agreed that during each calendar month there shall be only, and the Borrower Representative on behalf of the UK Borrower shall not be entitled to specify more than, two (2) Permitted Draw Dates.
In consideration for each applicable Lender’s commitment to fund its pro rata share of future draws under (a) the UK Term Notes (USD) in accordance with the terms of this Agreement, UK Borrower shall issue to each applicable Lender on the Second Amendment Effective Date, a UK Term Note (USD) in substantially the form attached hereto as Exhibit A-2(a), in the aggregate principal amount of such Lender’s UK Term Loan Commitment (USD) and (b) the UK Term Notes (GBP) in accordance with the terms of this Agreement, UK Borrower shall issue to each applicable Lender on the Second Amendment Effective Date, a UK Term Note (GBP) in substantially the form attached hereto as Exhibit A-2(b).
Notwithstanding anything in the Financing Agreement to the contrary, from and after the Second Amendment Effective Date, upon the mutual agreement of Agent and Borrower Representative in writing (which may be in the form of an e-mail), (i) all or any portion of the outstanding principal amount under any UK Term Notes (USD) may be converted into (at the Current UK Exchange Rate), and shall thereafter be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (GBP) and (ii) all or any portion of the outstanding principal amount under any UK Term Notes (GBP) may be converted into (at the Current UK Exchange Rate), and shall thereafter be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (USD) and, in each case, the UK Borrower shall promptly issue to the applicable Lenders replacement UK Term Notes (USD) and/or UK Term Notes (GBP) reflecting any such conversion. For the avoidance of doubt and for purposes of clarification, the Maximum UK Commitment hereunder in respect of the UK Term Notes and the Current UK Interest Rate applicable to the UK Term Notes would be the same with or without the guarantees provided by the other Borrowers and other Credit Parties in respect of the UK Term Notes pursuant to this Agreement and the other Transaction Documents.”
(d)Section 2.3(b)(vi) of the Financing Agreement is hereby amended by restating it in its entirety as follows:
“(vi)    If at any time the then outstanding principal balance of (A) the US Term Notes shall exceed the Maximum US Term Note Commitment, (B) the UK Term Notes shall exceed the Maximum UK Commitment, (C) the UK Term Notes (USD) shall exceed the Maximum UK Term Notes Commitment (USD), (D) the UK Term Notes (GBP) shall exceed the Maximum UK Term Notes Commitment (GBP), (E) the US Last Out Term Notes shall exceed the Maximum US Last Out Term Note Commitment, (F) the Fourth Tranche US Last Out Term Notes shall exceed the Maximum Fourth Tranche US Last Out Term Note Commitment, (G) the US Convertible Term Notes shall exceed the

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Maximum US Convertible Term Note Commitment or (H) the First Out Notes shall exceed the Maximum First Out Note Balance, then in each case the applicable Borrower or Borrowers shall immediately prepay the applicable Notes as set forth in Section 2.3(e) in an amount sufficient to eliminate such excess.”
(e)Section 2.4 of the Financing Agreement is hereby amended by inserting the following language immediately after the first reference to “United States of America” therein:
“(provided, that payments of cash made in respect of the UK Term Notes (GBP) shall be made in lawful money of the United Kingdom)”
(f)Section 5.2(c) of the Financing Agreement is hereby amended by restating it in its entirety as follows:
“(c) After giving effect to such draw or issuance, as applicable, (i) the aggregate outstanding principal amount of the First Out Notes would not exceed the Maximum First Out Note Balance, (ii) with respect to a draw under the US Term Notes, the aggregate outstanding principal amount of the US Term Notes would not exceed the Maximum US Term Note Commitment, (iii) with respect to a draw under the UK Term Notes, the aggregate outstanding principal amount of the UK Term Notes would not exceed the Maximum UK Commitment, (iv) with respect to a draw under the UK Term Notes (USD), the aggregate outstanding principal amount of the UK Term Notes (USD) would not exceed the Maximum UK Term Notes Commitment (USD), (v) with respect to a draw under the UK Term Notes (GBP), the aggregate outstanding principal amount of the UK Term Notes (GBP) would not exceed the Maximum UK Term Notes Commitment (GBP), (vi) with respect to a draw under the US Last Out Term Notes, the aggregate outstanding principal amount of the US Last Out Term Notes would not exceed the Maximum US Last Out Term Note Commitment, (vii) with respect to a draw under the Fourth Tranche US Last Out Term Notes, the aggregate outstanding principal amount of the Fourth Tranche US Last Out Term Notes would not exceed the Maximum Fourth Tranche US Last Out Term Note Commitment and (viii) with respect to a draw under the US Convertible Term Notes, the aggregate outstanding principal amount of the US Convertible Term Notes would not exceed the Maximum US Convertible Term Note Commitment.”
(g)Exhibit A-2 to the Financing Agreement is hereby amended by replacing it in its entirety with Exhibits A-2(a) and A-2(b) attached hereto as Annex A.
(h)The Schedule of Lenders attached to the Financing Agreement is hereby amended by restating Section 2 thereof in its entirety with the new Section 2 thereto attached as Annex B hereto.
2.Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:
(a)the Borrowers shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrowers shall pay to the Agent on the date hereof (the “Second Amendment Effective Date”) all fees and other amounts due and owing thereon under this Amendment and the other Transaction Documents;
(b)(i) execution of this Amendment by the Credit Parties and the Agent (with the consent of the requisite Lenders and Holders) and (ii) Agent shall have received executed copies of the UK Term Notes (USD) and UK Term Notes (GBP) to be issued by UK Borrower to the applicable Lenders and Holders on the date hereof;
(c)the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties

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expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and
(d)no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.
3.General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, principles and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Financing Agreement or any other Transaction Document on or prior to the date hereof.
4.Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:
(a)The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(b)each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.
(c)Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.
(d)no Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.
5.Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.
6.Reference to and Effect Upon the Transaction Documents.
(a)Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.
(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.
(c)From and after the date hereof, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by this Amendment, and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.
7.Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.
8.Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other

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than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
9.No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
10.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.
11.Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.
12.Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
13.Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.
US TERM NOTE BORROWER:

RISE SPV, LLC, a Delaware limited liability company, as the US Term Note Borrower

By: Elevate Credit, Inc., a Delaware
Corporation, its Sole Member

By:    /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

UK BORROWER:

Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 f/k/a THINK FINANCE (UK) LTD., as the UK Borrower

By:    /s/ Chris Lutes
Name:    Chris Lutes
Title:    CFO

US LAST OUT TERM NOTE BORROWER:

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower

By:	Elevate Credit, Inc., as Sole Member

By:    /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.
US CONVERTIBLE TERM NOTE BORROWER:
ELEVATE CREDIT, INC., a Delaware corporation

By:    /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

OTHER CREDIT PARTIES:

ELEVATE CREDIT, INC.
Elastic Financial, LLC
Elevate Decision Sciences, LLC
RISE Credit, LLC
financial education, llc

By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:    /s/ Kenneth E. Rees
Name: Kenneth E. Rees
Title:     President

RISE Credit Service of Ohio, LLC
RISE Credit Service of Texas, LLC

By: RISE Credit, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:    /s/ Kenneth E. Rees
Name:     Kenneth E. Rees
Title:     President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.
RISE Financial, LLC
RISE Credit of Alabama, LLC
RISE Credit of California, LLC
RISE Credit of Delaware, LLC
RISE Credit of Georgia, LLC
RISE Credit of Idaho, LLC
RISE Credit of Kansas, LLC
RISE Credit of Illinois, LLC
RISE Credit of Mississippi, LLC
RISE Credit of Missouri, LLC
RISE Credit of Nevada, LLC
RISE Credit of North Dakota, LLC
RISE Credit of South Carolina, LLC
RISE Credit of South Dakota, LLC
RISE Credit of Utah, LLC
RISE Credit of Virginia, LLC
RISE Credit of Arizona, LLC
RISE Credit of Colorado, LLC
RISE Credit of Oklahoma, LLC
RISE Credit of Nebraska, LLC
RISE Credit of LOUISIANA, LLC
RISE Credit of TEXAS, LLC
RISE credit of tennessee, llc

By: RISE SPV, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:    /s/ Kenneth E. Rees
Name: Kenneth E. Rees
Title:     President

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Second Amendment to Third Amended and Restated Financing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.
Elastic@Work, LLC
elevate@Work Administration, LLC
ELEVATE@Work, LLC

By:	Elastic Financial, LLC, as Sole Member of each of the above-named entities

By:	Elevate Credit, Inc., as its Sole Member

By:    /s/ Kenneth E. Rees
Name:     Kenneth E. Rees
Title:     President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.
AGENT:
VICTORY PARK MANAGEMENT, LLC

By:    /s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Authorized Signatory

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

Annex A

See attached.

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Second Amendment to Third Amended and Restated Financing Agreement

EXHIBIT A-2(a)
FORM OF SENIOR SECURED UK TERM NOTE (USD)

_______ __, 201_	Note #_/__/__-_ Principal: U.S. $__________
FOR VALUE RECEIVED, Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Term Note Borrower”) hereby promises to pay to _________________ or its registered assigns (the “Holder”) the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Third Amended and Restated Financing Agreement, dated as of February 1, 2017, by and among the UK Term Note Borrower, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Agent”) and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the “Financing Agreement”). The UK Term Note Borrower hereby promises to pay accrued and unpaid interest and Prepayment Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured UK Term Note (USD) (including all Senior Secured UK Term Notes (USD) issued in exchange, transfer, or replacement hereof, this “Note”) is one of the Senior Secured UK Term Notes (USD) issued pursuant to the Financing Agreement (collectively, the “Notes”). Capitalized terms used and not defined herein are defined in the Financing Agreement.
This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.
All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent’s office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the UK Term Note Borrower as provided in the Financing Agreement.
This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement; provided, this Note may not be offered, sold or delivered, directly or indirectly, within the United Kingdom or to, or for the account or benefit of a Person within the United Kingdom.  No transfer of Notes made in breach of this restriction will be registered by the UK Term Note Borrower
This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the UK Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the UK Term Note Borrower will not be affected by any notice to the contrary.
This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Senior Secured UK Term Note (USD)

of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.
THE HOLDER AND THE UK TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Senior Secured UK Term Note (USD)

IN WITNESS WHEREOF, the UK Term Note Borrower has caused this Note to be duly executed as of the date set out above.
UK TERM NOTE BORROWER:

Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905

By: ____________________________________
Name:    ________________________________________
Title:    ________________________________________

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Senior Secured UK Term Note (USD)

EXHIBIT A-2(b)
FORM OF SENIOR SECURED UK TERM NOTE (GBP)

_______ __, 201_	Note #_/__/__-_ Principal: GBP £_______________
FOR VALUE RECEIVED, Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Term Note Borrower”) hereby promises to pay to ______________ or its registered assigns (the “Holder”) the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Third Amended and Restated Financing Agreement, dated as of February 1, 2017, by and among the UK Term Note Borrower, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Agent”) and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the “Financing Agreement”). The UK Term Note Borrower hereby promises to pay accrued and unpaid interest and Prepayment Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured UK Term Note (GBP) (including all Senior Secured UK Term Notes (GBP) issued in exchange, transfer, or replacement hereof, this “Note”) is one of the Senior Secured UK Term Notes (GBP) issued pursuant to the Financing Agreement (collectively, the “Notes”). Capitalized terms used and not defined herein are defined in the Financing Agreement.
This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.
All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent’s office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the UK Term Note Borrower as provided in the Financing Agreement.
This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement; provided, this Note may not be offered, sold or delivered, directly or indirectly, within the United Kingdom or to, or for the account or benefit of a Person within the United Kingdom.  No transfer of Notes made in breach of this restriction will be registered by the UK Term Note Borrower
This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the UK Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the UK Term Note Borrower will not be affected by any notice to the contrary.
This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.
THE HOLDER AND THE UK TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the UK Term Note Borrower has caused this Note to be duly executed as of the date set out above.
UK TERM NOTE BORROWER:

Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905

By: ____________________________________
Name:    ________________________________________
Title:    ________________________________________

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Senior Secured UK Term Note (GBP)

Annex B

2.
(a)    UK Term Notes (USD)

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under UK Term Notes (USD) as of Second Amendment Effective Date[1]:	Outstanding Principal Amount under UK Term Notes (USD) as of Second Amendment Effective Date:	Legal Representative’s Address and Facsimile Number
VPC Offshore Unleveraged Private Debt Fund, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]	[****]
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:(312) 902-5297
(312) 902-5495
Facsimile:(312) 577-8964
(312) 577-8854
Attention:Mark R. Grossmann
Scott E. Lyons
E-mail:mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund B, LLC	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]	[****]
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:(312) 902-5297
(312) 902-5495
Facsimile:(312) 577-8964
(312) 577-8854
Attention:Mark R. Grossmann
Scott E. Lyons
E-mail:mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund C, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]	[****]
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:(312) 902-5297
(312) 902-5495
Facsimile:(312) 577-8964
(312) 577-8854
Attention:Mark R. Grossmann
Scott E. Lyons
E-mail:mg@kattenlaw.com
scott.lyons@kattenlaw.com

____________________________
1 For the avoidance of doubt, the remaining unfunded Commitments of the applicable Lenders in respect of UK Term Notes (USD) as of the Second Amendment Effective Date is $19,200,000.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under UK Term Notes (USD) as of Second Amendment Effective Date[1]:	Outstanding Principal Amount under UK Term Notes (USD) as of Second Amendment Effective Date:	Legal Representative’s Address and Facsimile Number
VPC Onshore Specialty Finance Fund II, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]	[****]
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:(312) 902-5297
(312) 902-5495
Facsimile:(312) 577-8964
(312) 577-8854
Attention:Mark R. Grossmann
Scott E. Lyons
E-mail:mg@kattenlaw.com
scott.lyons@kattenlaw.com

		Aggregate Commitment to Fund Draws under UK Term Notes (USD): $35,000,000	Aggregate Outstanding Principal Amount under UK Term Notes (USD) as of Second Amendment Effective Date: $15,800,000

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement

(b)    UK Term Notes (GBP)

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under UK Term Notes (GBP) as of Second Amendment Effective Date[2]:	Outstanding Principal Amount under UK Term Notes (GBP) as of Second Amendment Effective Date:	Legal Representative’s Address and Facsimile Number
VPC Specialty Lending Investments PLC	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	£10,000,000	£5,409,582.69
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:(312) 902-5297
(312) 902-5495
Facsimile:(312) 577-8964
(312) 577-8854
Attention:Mark R. Grossmann
Scott E. Lyons
E-mail:mg@kattenlaw.com
scott.lyons@kattenlaw.com

		Aggregate Commitment to Fund Draws under UK Term Notes (GBP): £10,000,000	Aggregate Outstanding Principal Amount under UK Term Notes (GBP) as of Second Amendment Effective Date: £5,409,582.69

____________________________
2 For the avoidance of doubt, the remaining unfunded Commitments of the applicable Lenders in respect of UK Term Notes (GBP) as of the Second Amendment Effective Date is £4,590,417.31.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Second Amendment to Third Amended and Restated Financing Agreement